SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    [ X ]   Filed by Registrant
    [   ]   Filed by a Party other than the Registrant

Check the appropriate box:
    [ X ]   Preliminary Proxy Statement     [   ]  Confidential, For Use of the
    [   ]   Definitive Proxy Statement             Commission Only (as permitted
    [   ]   Definitive Additional Materials        by Rule 14a-6(e)(2))
    [   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Room Plus, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
    [ X ]   No fee required.
    [   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.
            (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

            (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

            (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

            (5) Total fee paid:

--------------------------------------------------------------------------------

    [   ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

    [   ]   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount previously paid:

--------------------------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

            (3)  Filing Party:

--------------------------------------------------------------------------------

            (4)  Date Filed:

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






                                 ROOM PLUS, INC.
                               91 Michigan Avenue
                           Paterson, New Jersey 07503

                       -----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD FRIDAY, APRIL 30, 1999

                       -----------------------------------



TO THE SHAREHOLDERS OF ROOM PLUS, INC.:


     NOTICE IS HEREBY GIVEN that the Special Shareholders Meeting of Room Plus, Inc. (the "Company") will be held at the offices of the Company at 91 Michigan Avenue, Paterson, New Jersey 07503 on April 30, 1999, at 10:00 a.m. Eastern Time, for the purpose of considering the voting upon:

       (1) A proposal to approve and adopt an amendment to the Company's Amended Certificate of Incorporation whereby the authorized capitalization of the Company will be increased to 20,000,000 shares of Common Stock, $.00133 par value per share.

       (2) A proposal to approve and adopt the Company's 1999 Stock Option Plan.

       (3) Such other business as may properly come before the meeting and any adjournment thereof.

     The above items are more fully described in the attached Proxy Statement, which is hereby made a part of this Notice. Only shareholders of record at the close of business on Thursday, March 11, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.



                                          By Order of the Board of Directors


                                          Jay H. Goldberg
                                          Corporate Secretary

March 22, 1999

                                    IMPORTANT

================================================================================
Whether or not you expect to be present at the meeting, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY as promptly as possible in order to save the Company further solicitation expense. Shareholders of record attending the meeting may revoke their proxies at that time and personally vote all matters under consideration. There is an addressed envelope enclosed with the Proxy for which no postage is required if mailed in the United States.
================================================================================

                                 ROOM PLUS, INC.

                       -----------------------------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1999

                       -----------------------------------


              This Proxy Statement is furnished to the shareholders of Room Plus, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Special Meeting of Shareholders (the "Special Meeting") and at any adjournments thereof. The Special Meeting will be held at the offices of the Company at 91 Michigan Avenue, Paterson, New Jersey at 10:00 a.m. Eastern Time on Friday, April 30, 1999.

              The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being sent or given to shareholders is March 22, 1999.


                                     VOTING

General

              The securities that may be voted at the Special Meeting consist of Common Stock of the Company, $.00133 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Special Meeting was March 11, 1999. On the record date, 4,385,000 shares of Common Stock were outstanding and eligible to be voted at the Special Meeting.

Quorum and Vote Required

              The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Special Meeting. Under New York law, abstentions and broker non-votes will not have the effect of votes in opposition and, therefore, will not affect the outcome of such matter. The affirmative vote of the holders of not less than a majority of the outstanding shares of the Company, present in person or represented by proxy and entitled to vote at the Special Meeting, is required to approve all proposals detailed herein.

Voting by Proxy

              The Company's Common Stock represented by properly executed proxies received at or before the Special Meeting that have not been revoked will be voted at the Special Meeting in accordance with the instructions contained therein. The Company's Common Stock represented by properly executed proxies for which no instruction is given will be voted "FOR" approval of the herein referenced proposals. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Company's shareholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the postage-prepaid envelope provided for this purpose to ensure that their shares are voted. A shareholder may revoke a proxy at any time before it is voted by signing and returning a later-dated proxy with respect to the same shares, by filing with the Secretary of the Company, a written revocation bearing a later date or by attending and voting in person at the Special Meeting. Mere attendance at the Special Meeting will not in and of itself revoke a proxy.

              If the Special Meeting is postponed or adjourned for any reason at any subsequent reconvening of the Special Meeting, all proxies (except for any proxies that have theretofore effectively been revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

              The accompanying proxy is solicited by and on behalf of the Company's Board of Directors. The Company will bear the cost of soliciting proxies from its shareholders. In addition to solicitation by mail, directors and officers of the Company may solicit proxies by telephone, telegram or otherwise. Such directors and officers will not receive additional compensation for such solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to beneficial owners of shares held of record by them.


                                   PROPOSAL I

                  PROPOSAL TO AMEND THE AMENDED CERTIFICATE OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                      SHARES OF COMMON STOCK OF THE COMPANY

              The Board of Directors recommends the approval of an increase in the authorized shares of Common Stock of the Company, $.00133 par value per share, from 10,000,000 to 20,000,000. As of March 11, 1999, the Company has 4,385,000 issued and outstanding shares.

Reasons for and Effects of the Proposal

              The Board of Directors has proposed an increase in the number of authorized shares of Common Stock for several reasons. First, the Company currently has 10,000,000 shares of Common Stock authorized, of which 4,385,000 are issued and outstanding. However, the Company has issued warrants and options to purchase an additional 7,536,250 shares of Common Stock. Therefore, the Company has an insufficient number of shares authorized and available for issuance if all currently outstanding warrants and options were exercised. The proposed increase in the number of authorized shares is intended in part to remedy this situation. Second, the Board wishes to have available a sufficient reserve of shares for issuance from time to time at the discretion of the Board of Directors, and without further authorization by the shareholders, in furtherance of the Company's business purposes. Such purposes might include, without limitation, the issuance and sale of Common Stock (i) in public or private offerings as a means of obtaining additional capital for the Company's business; (ii) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (iii) to satisfy any current or future financial obligations of the Company; (iv) in connection with the exercise of options, warrants or rights, or the conversion of convertible securities that may be issued by the Company; or (v) pursuant to any benefit, option or stock ownership plan or employment agreement. The proposed increase in the number of authorized shares of Common Stock will not change the number of shares of Common Stock outstanding or the rights of the holders of such stock. Other than for the possibility of issuing new shares of Common Stock upon the exercise of outstanding stock options or warrants, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment to the Amended Certificate of Incorporation. However, the Company anticipates that it will need to raise additional equity capital in the near future through the issuance of Common Stock or other securities that are convertible into or otherwise grant the holder thereof the right to purchase Common Stock.

              Any issuance of additional shares of Common Stock could reduce the current shareholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Moreover, the issuance of additional shares of Common Stock could discourage attempts to acquire control of the Company by tender offer or other means. In such a case, shareholders might be deprived of benefits that could result from such an attempt, such as realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Also, the issuance of stock to persons supportive of the Board of Directors could make it more difficult to remove incumbent management and directors from office. Although the Board of Directors intends to issue Common Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Common Stock may have, among others, a dilutive effect on earnings per share of Common Stock and on the equity and voting rights of holders of shares of Common Stock. The Board of Directors believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

              Holders of shares of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Shareholders wishing to maintain their interest, however, may be able to do so through normal market purchases.


              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED CERTIFICATE OF INCORPORATION THEREFORE INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 20,000,000, AS SET FORTH ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDED CERTIFICATE OF INCORPORATION.


                                   PROPOSAL II

            PROPOSAL TO APPROVE AND ADOPT THE 1999 STOCK OPTION PLAN

              On February 5, 1999, the Board of Directors adopted the Room Plus, Inc. 1999 Stock Option Plan (the "Option Plan"), subject to shareholder approval. Accordingly, at the Special Meeting, shareholders will be asked to approve and adopt the Option Plan. 600,000 shares of Common Stock shall be reserved for issuance from time to time under the Option Plan.

              The purpose of the Option Plan is to promote Company success by aligning employee financial interests with long-term shareholder value. Through adoption of the Option Plan, the Company hopes to attract and retain the best available employees and to encourage their highest level of performance.

              The full text of the Option Plan is set forth as Appendix B hereto, and shareholders are urged to refer to it for a complete description of the proposed Option Plan. The summary description of the Option Plan which follows is qualified entirely by such reference.

Description of the Plan

              The Board of Directors or a duly appointed committee thereof (such Board of Directors or committee being hereafter referred to as the "Plan Committee"), has the authority to grant options under the Option Plan to (i) employees, (ii) leased employees, (iii) officers, (iv) directors, and (v) members of any advisory committee to the Board of Directors of the Company or any parent or subsidiary of the Company (collectively, "Eligible Employees"). No member of the Plan Committee shall participate in any action or vote with regard to his or her own options. There are approximately fifty (50) Eligible Employees.

              Incentive stock options ("ISOs") and/or nonqualified stock options may be granted to Eligible Employees who are also employees, officers or directors (although ISOs may not be granted to individuals who are not employees) of the Company and its subsidiaries during the term of the Option Plan, which expires on the earlier of the tenth anniversary of approval of the Option Plan by the shareholders or December 31, 2009.

              Because the directors, officers and employees of the Company who may participate and the amount of their options are determined by the Plan Committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's directors, officers and employees.

              The Plan Committee will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time. The option price or procedure for setting the option price shall be established by the Plan Committee at the time of the granting of an option. For incentive stock options, the option price may not be less than the fair market value of the Company's Common Stock on the date of grant or 110 percent of such fair market value if the holder owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary thereof ("10 Percent Shareholders"). For nonqualified stock options, the option price may be less than, equal to, or greater than the fair market value of the Company's stock on the date of grant. The Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits and similar capital changes, the Option Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options.

              The term of each option shall be no more than ten (10) years from the date of grant (five (5) years in the case of ISOs granted to 10 Percent Shareholders). Options expire ninety (90) days following termination of employment without cause (but in no event later than the date of expiration of the term of the option as set forth in the option agreement), and immediately upon termination for cause or voluntary termination without consent of the Company. In the case of termination due to permanent disability or death, the termination period shall be extended to six (6) months from the date the Eligible Employee ceases to work as a result of the disability or death, as applicable, (but in no event later than the date of expiration of the term of such option as set forth in the option agreement). The Plan Committee has the authority to extend the foregoing expiration dates of any outstanding option in circumstances it deems appropriate, provided that it may not extend an option beyond the original term of such option (e.g., ten (10) years from the date of grant).

              The purchase price of shares of Common Stock pursuant to the exercise of an option is typically paid in cash, provided that if permitted by the related Agreement or by the Plan Committee, the purchase price may be paid in whole or in part (i) by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in installments.

              In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation. If the successor corporation refuses to assume options or substitute equivalent options, the Board shall provide all option holders with the right to immediately exercise all of their options, whether vested or unvested.

              In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

              The Option Plan may be modified, amended or terminated by the Board except with respect to incentive stock options granted prior to such action. Notwithstanding the foregoing, shareholder approval is required for any amendment which increases the number of shares subject to the Option Plan (other than in connection with automatic adjustments due to changes in capitalization or the assumption or substitution of options in connection with mergers or acquisitions). Shareholder approval may also be required if there are "material changes" to the Option Plan for purposes of Section 162(m) of the Code or to comply with new legislation.

              The issuance of the options, as well as of shares of common stock upon the exercise of options, is subject to registration with the Securities and Exchange Commission of such options and shares reserved by the Company under the Option Plan. The Company plans to file the applicable registration statement prior to issuance thereof.

Federal Income Tax Consequences Relating to the Option Plan

              The federal income tax consequences of an employee's participation in the Option Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Option Plan. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

              Incentive Stock Options

              If an option granted under the Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares acquired through exercise of an ISO, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability or increase their liability.

              If an optionee exercises an incentive stock option and does not dispose of the shares received as a result of exercise within two (2) years after the date of such option and within one (1) year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

              If the optionee disposes of the shares either within two (2) years after the date the option is granted or within one (1) year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. In the case of gifts, however, sales to related parties and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one (1) year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included as an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option or, if already subject to the alternative minimum tax, his or her liability for alternative minimum tax may be increased.

         In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares; provided that the deduction is not otherwise disallowed under the Code.

              Nonqualified Stock Options

              Nonqualified stock options granted under the Option Plan do not qualify as ISOs and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

              The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one
(1) year at their disposition.

              In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired following the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS A VOTE "FOR" APPROVAL OF THE 1999 STOCK OPTION PLAN AS SET FORTH ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE ADOPTION OF THE OPTION PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE 1999 STOCK OPTION PLAN.


                         INTEREST OF CERTAIN PERSONS IN
                            MATTERS TO BE ACTED UPON

              Several of the individuals who have served as a director or executive officer of the Company since the beginning of the last fiscal year have been issued warrants and/or options to purchase shares of the Company's Commons Stock. As discussed above, the Company does not currently have a sufficient number of authorized shares to issue if all outstanding warrants and options were exercised. Accordingly, if the increased authorization is not approved as requested in Proposal I hereof and such directors and officers are unable to exercise such warrants and options, such directors and officers may have claims against the Company for breach of contract or otherwise. Further, the directors and officers are Eligible Employees under the Option Plan proposed herein and therefore will be eligible for future grants of options pursuant thereto.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

              The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person or group that is known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock, each director of the Company, each person named in the Summary Compensation Table, and all directors and executive officers of the Company as a group as of March 11, 1999. Unless otherwise indicated, the Company believes that the persons named in the table below, based on information furnished by such owners, have sole voting and investment power with respect to the Common Stock beneficially owned by them, subject to community property laws, where applicable.

     Name and Address of                  Number of Shares of Common                Percentage Ownership of
      Beneficial Owner                     Stock Beneficially Owned                Common Stock Outstanding
      ----------------                     ------------------------                ------------------------
Theodore Shapiro                                 768,266(1)                                   16.4%
8 Nippon Court
Montville, NJ   07045

David Belford                                  2,031,900(2)                                   31.8%
2097 South Hamilton Road
Columbus, OH   43232

Ronald Kaplan                                     78,800(3)                                    1.8%
150 West 56th Street, Apt. 5804
New York, NY   10019

Marc Zucker                                      692,501(4)                                   14.9%
800 Palisades Avenue, Apt. 22-C
Fort Lee, NJ   07024

Allan Socher                                     692,499(4)                                   14.9%
5 Roller Road East
Ocean, NJ   07712

Jay Goldberg                                       5,200(5)                                     .1%
138 Ridge Road
New City, NY   10956

Frank Terzo                                      283,000(6)                                    6.3%
88 Village Road
Manhasset, NY   11011

All Directors and Officers                     3,783,900(7)                                   53.3%
  as a Group (6 Persons)

------------------------------

(1) Includes currently exercisable warrants to purchase 310,000 shares of Common Stock.
(2) Includes currently exercisable warrants to purchase 2,000,000 shares of Common Stock.
(3) Includes currently exercisable options to purchase 42,000 shares of Common Stock and 16,800 options which shall become exercisable within sixty (60) days.
(4) Includes currently exercisable warrants to purchase 270,000 shares of Common Stock.
(5) Includes currently exercisable warrants to purchase 5,000 shares of Common Stock.
(6) Includes currently exercisable warrants to purchase 115,000 shares of Common Stock.
(7) Includes an aggregate of 2,718,800 shares of Common Stock issuable upon exercise of outstanding options and warrants.

                             EXECUTIVE COMPENSATION

              The following table sets forth the cash compensation paid by the Company to, as well as any other compensation paid to or earned by, the Chief Executive Officer of the Company and those executive officers compensated at or greater than $100,000 for services rendered to the Company in all capacities during the fiscal year ended December 31, 1998.


                                              Summary Compensation Table

                                                                                               Long Term
                                                       Annual Compensation                Compensation Awards
                                                       -------------------                -------------------
  Name of Individual                                                                     Securities Underlying
and Principal Position                 Year          Salary             Bonus                   Warrants
----------------------                 ----          ------             -----                   --------
Ronald Kaplan, Chief Executive         1998         $  9,231              ____                  300,000
  Officer and President                1997             ____              ____                     ____
                                       1996             ____              ____                     ____

Marc Zucker, President of              1998         $162,000              ____                     ____
  Merchandising( 1)                    1997          125,000          $119,250                   25,000
                                       1996          125,000            42,500                     ____

Allan Socher, President of             1998         $162,000              ____                     ____
  Advertising(2)                       1997          125,000          $119,250                   25,000
                                       1996          125,000            43,159                     ____

Jay Goldberg, Chief Financial          1998         $100,000              ____                     ____
  Officer, Secretary and               1997           25,000              ____                     ____
  Treasurer                            1996             ____              ____                     ____

---------------------

    (1) Mark Zucker served as the Company's Chief Executive Officer and Chairman of the Board during 1996, 1997 and a portion of 1998, until David Belford and Ronald Kaplan assumed those positions.

    (2) Allan Socher previously served as the Company's President and Director of Marketing.

    Stock Options

              The following table sets forth certain information concerning individual issues of options made during the year ended December 31, 1998 to the Company's executive officers.

                                             Individual Grants as %                           Market Price of
                                               of Total Options                                 Underlying
                    Number of Securities      Issued to Employees     Exercise or Base          Security on        Expiration
   Name             Underlying Options           In Fiscal Year        Price per Share         Date of Grant          Date
   ----             ------------------           --------------        ---------------         -------------          ----
Ronald Kaplan                300,000                 75%                    $.75(1)               $1.438(1)         9/30/03
Stephen Giordano             100,000                 25%                     .75(2)                1.438(2)         9/20/03

---------------------

(1) As originally granted on November 1, 1998, the exercise price of the option was $2.00. On February 5, 1999, the original option was cancelled and a replacement option was issued therefor. The exercise price of the replacement option was $.75. Such exercise price was based upon the closing market price for the underlying securities on February 4, 1999, which was $.50. The closing market price for the underlying securities on the date of grant was $1.438.

(2) As originally granted on September 21, 1998, the exercise price of the option was $2.00. On February 5, 1999, the original option was cancelled and a replacement option was issued therefor. The exercise price of the replacement option was $.75. Such exercise price was based upon the closing market price for the underlying securities on February 4, 1999, which was $.50. The closing market price for the underlying securities on the date of grant was $1.438.



Compensation of Directors

              Outside directors of the Company are currently entitled to receive $500 for attendance at each Board meeting. Non-officer members of the Audit Committee and the Compensation Committee are also entitled to receive $500 for attendance at each committee meeting.


                              EMPLOYMENT AGREEMENTS

              The Company has entered into employment agreements effective June 30, 1995, as amended on August 1, 1996, with each of Marc Zucker and Allan Socher. Pursuant to a Loan Agreement dated as of July 31, 1998, by and between the Company and David A. Belford, the employment agreements of Messrs. Zucker and Socher have been modified. Pursuant to such modifications, Messrs. Zucker and Socher will each be entitled to an annual salary of $162,000 per annum plus either a cost of living increase or an increase of five percent (5%) annually, whichever is greater. Increases will take effect each year of the contracts as long as a minimum of $850,000 earnings before interest, taxes, depreciation and amortization ("EBITDA") is attained. In addition, Messrs. Zucker and Socher will be entitled to receive certain incentive compensation and stock options based on the Company's performance if EBITDA exceeds $850,000. The employment agreements, as modified, shall remain in effect until December 31, 2000, at which time such agreements will be automatically extended for one calendar year unless either party notifies the other to the contrary by not less than six (6) months written notice.

              In the event of a change of control of the Company, the successor entity shall make payment to each of Messrs. Zucker and Socher for all amounts due and owing under their respective employment agreements through the expiration date thereof.

              For a period of one year following the termination of each employment agreement, neither Zucker nor Socher shall solicit or endeavor to entice away any employee, director or agent of the Company or any entity affiliated with the Company. In addition, neither Zucker nor Socher may, at any time after the termination of the employment agreement, use the names or slogans "Room Plus", "Just ?Round the Corner" or "A LOT OF LIVING in a Little Space" or any similar name for the purpose of a business competing with the Company or any entity affiliated with the Company or successor thereof.

              The Company has entered into employment agreements with each of Ronald Kaplan and Stephen Giordano, effective November 1, 1998 and September 21, 1998, respectively. Pursuant to each employment agreement, Messrs. Kaplan and Giordano will act as Chief Executive Officer and Chief Operating Officer, respectively, and each will be entitled to receive, among other things, (a) a salary of $160,000 per annum plus either a cost of living increase or an increase of five percent (5%) annually, whichever is greater, and (b) such further sum by way of bonus or otherwise as determined by the Compensation Committee of the Board. The employment agreements shall remain in effect for a period of one (1) year from the effective date thereof, at which time such agreements will be automatically extended for an additional two (2) years unless either party notifies the other to the contrary by not less than sixty (60) days written notice.

              In addition, pursuant to their employment agreements, Messrs. Kaplan and Giordano are entitled to receive options to purchase up to 300,000 and 100,000 shares of the Company's Common Stock, respectively. Such options are subject to a three (3) year vesting schedule, unless otherwise accelerated upon the occurrence of specified events. See "Stock Options."

              In the event any person (excluding (i) the Company or any subsidiary thereof; (ii) any affiliate of the Company; (iii) any employee benefit plan sponsored or maintained by the Company or any subsidiary thereof; or (iv) David Belford or any entity with which he is affiliated (a "Belford Entity")) shall become the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or upon the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by any such person through the purchase of assets or by merger or otherwise, each of Messrs. Kaplan and Giordano shall be permitted to terminate his employment agreement within thirty (30) days of receiving notice of such change in control from the Company in accordance with the terms of the respective employment agreement and to receive payment from the Company of an amount calculated in accordance with the provisions of such employment agreement.


               SHAREHOLDERS PROPOSALS FOR THE 1999 ANNUAL MEETING

              Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 1999 Annual Meeting of Shareholders must submit such proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC for receipt by the Company no later than April 1, 1999. A signed proxy shall confer discretionary authority upon the Company to vote on all shareholder proposals that are not received by the Company on or before April 15, 1999.

                              COST OF SOLICITATION

              All expenses incurred in the solicitation of the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.


                                APPRAISAL RIGHTS

              Under New York law and the Company's Amended Certificate of Incorporation, no appraisal rights are available to dissenting stockholders with regard to the corporate actions contemplated by the above Proposals.


                                  OTHER MATTERS

              As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Special Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.





                                              By Order of the Board of Directors



                                              Jay H. Goldberg
                                              Corporate Secretary


Paterson, New Jersey
March 22, 1999

                                                                      APPENDIX A


                                 ROOM PLUS, INC.

                                      PROXY



              The undersigned hereby appoints RONALD KAPLAN and MARC ZUCKER, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the Special Meeting of Shareholders and to vote all shares of common stock of Room Plus, Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at 91 Michigan Avenue, Paterson, New Jersey 07503 on Friday, April 30, 1999 at 10:00 a.m. and at all postponements or adjournments upon the following matters:

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 LISTED ON THE REVERSE SIDE. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                  (Continued, and to be signed on reverse side)

                                ADMISSION TICKET


                         Special Meeting of Shareholders

                                 ROOM PLUS, INC.


                             Friday, April 30, 1999

                                   10:00 A.M.


               --------------------------------------------------



A.   [ X ]    Please mark your votes as in this example.



The Board of Directors     1.  Approval of an amendment to the Amended      FOR   AGAINST  ABSTAIN
recommends a vote "FOR"        Certificate of Incorporation whereby the    [   ]   [   ]    [   ]
each of the proposals          authorized capitalization of the Company
at right.                      will be increased to 20,000,000 shares of
                               Common Stock, $.00133 par value per share

                           2.  Authorization, approval and adoption         FOR   AGAINST  ABSTAIN
                               of the Company's 1999 Stock Option Plan     [   ]   [   ]    [   ]







                                                         Change of Address [   ]


    I plan to attend the meeting [   ] I do not plan to attend the meeting [   ]







SIGNATURE(S)                                          DATE
            ---------------------------------------        ---------------------

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such.

                                                                      APPENDIX B


                                 ROOM PLUS, INC.

                             1999 STOCK OPTION PLAN



1.  Purpose of the 1999 Stock Option Plan.

              Room Plus, Inc. (the "Corporation") desires to attract and retain the best available employees ("Eligible Employees", as hereinafter defined) and to encourage their highest level of performance. The 1999 Stock Option Plan (the "Stock Option Plan") amends in its entirety, restates, supersedes and terminates all preceding stock option plans and is intended to contribute significantly to the attainment of these objectives by (1) providing long-term incentives and rewards to all Eligible Employees who are in a position to contribute to the long-term success and growth of the Corporation, (ii) to assist the Corporation and any subsidiary of the Corporation in attracting and retaining Eligible Employees with experience and ability, and (iii) to associate more closely the interests of the Eligible Employees with those of the Corporation's stockholders.

              The term "Eligible Employees" as used in this Stock Option Plan means the employees, leased employees, officers, directors, and the members of any advisory committee to the Board of Directors of (i) the Corporation, (ii) any parent of the Corporation, or (iii) any subsidiary of the Corporation.

2. Scope and Duration of the Stock Option Plan.

              Under the Stock Option Plan, options (singularly, an "Option", collectively, the "Options") to purchase voting common stock, $.00133 par value ("Common Stock") of the Corporation, may be granted, which options, if granted to Eligible Employees who are also employees (including officers and directors who are employees) of the Corporation or a parent corporation or a subsidiary corporation thereof, may, at the time of grant, be designated as incentive stock options ("ISOs"), with the attendant tax benefits, as provided for under sections 421 and 422 of the Internal Revenue Code of 1986, as amended, and any successor statute and regulations promulgated or proposed thereunder (the "Code"). The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Option Plan is 600,000 shares of Common Stock, which shares may be authorized but unissued shares of Common Stock or shares of Common Stock which shall have been or which may be reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine. The aggregate number of shares of Common Stock reserved for grant under the Stock Option Plan shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full, the shares represented by the portion thereof not so exercised shall (unless the Stock Option Plan shall have been terminated) become available for other Options under the Stock Option Plan. The Stock Option Plan shall become effective upon approval by the Board of Directors of the Corporation as provided in Paragraph 12. Subject to Paragraph 13, no Option shall be granted under the Stock Option Plan after the tenth anniversary of the approval of the Stock Option Plan by the stockholders of the Corporation, or December 31, 2009, whichever occurs first.

3.  Administration of the Stock Option Plan.

              The Board of Directors of the Corporation shall appoint a committee (the "Committee") to administer the Stock Option Plan. The Committee shall consist of either the entire Board of Directors or a Committee appointed by the Board of Directors consisting of one or more persons, who are directors of the Corporation, and who shall serve at the pleasure of the Board of Directors.

              The Committee shall have authority in its discretion, subject to, and not inconsistent with, the express provisions of the Stock Option Plan, to direct the grant of Options; to determine the purchase price of the Common Stock covered by each Option, the Eligible Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be covered by each Option; to designate Options as ISOs; to interpret the Stock Option Plan; to determine the time or times at which Options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, including, without limitation, such rules and regulations as it shall deem advisable to insure that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate or propose from time to time exempting transactions from Section 16(b) of the Securities Exchange Act of 1934; to determine the terms and provisions of, and to cause the Corporation to enter into, agreements with Eligible Employees as a prerequisite to, and in connection with, a grant of Options under the Stock Option Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Option Plan. The Committee may delegate to one or more of its members, or to one or more agents, those administrative duties as the Committee may deem advisable and may employ (or authorize any person to whom it has delegated duties, as aforesaid) to employ one or more persons to render advice with respect to any responsibility it (or that person) may have under the Stock Option Plan.

              The Board of Directors of the Corporation may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it shall deem advisable. Members may participate in meetings through conference telephone calls or similar arrangements. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. No member of the Committee shall participate in any action or vote with regard to his or her own Agreement or Options. Any decision or determination reduced to writing and signed by all of the members eligible to vote shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem necessary or advisable. No member of the Committee shall be liable for any action or determination taken or made, or not taken or not made, in good faith with respect to the Stock Option Plan or any Option granted under it.

4. Eligibility: Factors to be Considered in Granting Options and Designating
ISOs.

              (a) Options may be granted only to (i) employees (including officers and directors who are employees) of the Corporation, or a parent corporation or a subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) to officers, to directors, and to members of any advisory committee to the Board of Directors of the Corporation, or a parent corporation or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees. In determining the persons to whom Options shall be granted and the number of shares of Common Stock to be covered by each Option, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Corporation's successful operation or to successful operation of a parent corporation or a subsidiary corporation thereof, as the case may be, and such other factors as the Committee in its sole and absolute discretion shall deem relevant. Subject to the provisions of Paragraph 2, above, an Eligible Employee may receive Options on more than one occasion under the Stock Option Plan.

              (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Corporation and any parent corporation or any subsidiary corporation thereof) may not exceed $100,000.

5.  Option Price.

              The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, but in no event in the case of an ISO shall it be less than the fair market value of a share of the Common Stock on the date the ISO is granted or 110 percent of the fair market value of a share of the Common Stock on the date the ISO is granted if the Holder owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or of a parent or subsidiary corporation thereof (a "Ten Percent Holder"). If at the time an ISO is granted the Common Stock is publicly traded, such fair market value shall be the last reported sale price, regular way, on the last preceding trading day, or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular, in either case on the principal national securities exchange, if any, on which the Common Stock is admitted to trading or listed, or if not so admitted to trading or listed on any national securities exchange, the average of the closing reported bid and asked prices on the last preceding trading day as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if not listed for quotation through NASDAQ or any comparable system, the average of the closing bid and asked prices on the last preceding trading day asrecorded by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Committee for that purpose. If the Committee shall determine that no stock quotation is available or that the stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an ISO is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine its fair market value. The determination of the fair market value of the Common Stock shall be made by the Committee without regard to any restrictions, other than a restriction which, by its terms, will never lapse. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the date on which that Option is granted.

6.  Term of Options.

              The term of each option shall be fixed by the Committee, but in no event shall it be more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and 10. The term of an ISO granted to a third-party Ten Percent Holder shall be no more than five years from the date of grant.

7.  Exercise of Options.

              (a) An Option may be exercised, in whole or in part, from time to time commencing on the first anniversary of the date of the grant of the Option. However, not more than 25 percent of the shares subject to an Option may be purchased prior to the second anniversary of the date of grant of the Option, not more than 50 percent of the shares subject to an Option may be purchased prior to the third anniversary of the date of grant of the option and not more than 75 percent of the shares subject to an Option may be purchased prior to the fourth anniversary of the date of grant of the Option. All shares not previously purchased may be purchased after the fourth anniversary of the date of grant of the Option provided the Option has not lapsed or been previously terminated. Notwithstanding the foregoing, (i) the Committee may in its discretion issue Options from time to time which are immediately exercisable in full or which are exercisable at such other time or times as the Committee in its sole and absolute discretion determines, except that no Option shall be exercisable later than ten years after its date of grant.

              (b) Options that are not designated as ISOs may be exercised in such manner and at such time or times as the Committee in its sole and absolute discretion shall determine, except that in no event shall any such Option be exercisable later than ten years after its date of grant.

              (c) An Option may be exercised as to any or all, full or fractional shares of Common Stock as to which the Option is then exercisable.

              (d) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided that if permitted by the related Agreement or by the Committee, the purchase price may be paid in whole or in part (i) by surrender or delivery to the Corporation of securities of the Corporation having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in installments. If the purchase price is paid in securities, fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant of the Option. In addition, the Holder (as hereinafter defined) shall, upon notification of the amount due and prior to, or concurrently with, delivery to the Holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable tax requirements (whether federal, state, local, or otherwise). If the purchase price is to be paid in installments, the Holder shall pay the down payment, if any, and the balance as the related Agreement or Committee may permit.

              (e) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the Holder thereof is then an Eligible Employee or has been a director or officer of the Corporation or any parent of the Corporation or any subsidiary of the Corporation or any combination thereof (i) on the date of its grant, and, (ii) in the case of an ISO, from the date of grant, continuously until a date not earlier than a date which is three months (one year in the case of a Holder who is disabled as provided in section 10(b), below) prior to the date of exercise.

              (f) A Holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the Holder of record of such shares of Common Stock.

8.  Nontransferability.

              No Options granted under the Stock Option Plan shall be transferable other than by will or by the laws of descent and distribution of any state which has, or would have, jurisdiction of the estate of a deceased Option Holder. Options may be exercised during the lifetime of the Holder only by the Holder.

9.  Termination of Relationship With the Corporation.

              (a) If a Holder ceases to be an Eligible Employee of the Corporation or any parent or subsidiary thereof (except as set forth in this Paragraph 9), such Option may, subject to the provisions of the Stock Option Plan, be exercised (to the extent that he was entitled to exercise such option at the termination of his employment or service as an officer, director, or member of an advisory committee to the Board of Directors, as the case may be, pursuant to any Agreement) at any time within 90 days after such termination, but not more than ten years (five years in the case of a Ten Percent Holder) after the date on which such Option was granted. Any Option held by a Holder (A) whose employment with the Corporation shall be terminated for cause, or (B) who is an employee who terminates his employment voluntarily and without the consent of the Corporation or any parent corporation or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of retirement), shall, to the extent not theretofore exercised, terminate immediately upon such termination.

              (b) Other than as provided in Paragraph 9(a), Options granted under the Stock Option Plan shall not be affected by any change of duties or job of a Holder so long as the Holder remains an Eligible Employee.

              (c) Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates for purposes of the Stock Option Plan and the effect of leaves of absence, which provisions may vary from one Agreement to another.

              (d) Nothing in the Stock Option Plan or in any Option granted pursuant to the Stock Option Plan shall confer upon any Eligible Employee or other person any right to continue in the employ of the Corporation or any parent corporation or any subsidiary corporation thereof, or affect the right of the Corporation or any such parent corporation or any such subsidiary corporation, as the case may be, to terminate the employment of any Eligible Employee at any time.

10.  Death or Disability of Holder.

              If a person to whom an Option has been granted under the Stock Option Plan shall:

              (a) die (i) while he is employed by the Corporation or a corporation which is a parent corporation or a subsidiary corporation thereof, or while serving as an officer, director, or member of an advisory committee of the Board of Directors of any such corporation, or (ii) within 90 days after the termination of such employment (other than termination for cause or, in the case of an employee, voluntarily on his part and without the consent of the Corporation or a parent corporation or a subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of retirement); or

              (b) while employed by the Corporation or a corporation which is a parent corporation or subsidiary corporation thereof, become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as an employee, officer, director, or member of an advisory committee of the Board of Directors of any such corporation, then to the extent that the Option was exercisable immediately prior to the happening of such event, such Option may be exercised as set forth herein by the Holder or, in the event of death, by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or, if no such person has such right, by his executors or administrators, and the period for exercise, to the extent provided in Paragraph 9, shall be extended to six months in the case of the permanent and total disability or in the case of the death of the Holder, but no more than ten years (five years in the case of a Ten Percent Holder) after the date such Option was granted, as shall be prescribed in the Holder's Agreement.

11.  Adjustments upon Changes in Capitalization.

              (a) Each Agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices, and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation or the number of shares of Common Stock to which any other class of stock of the Corporation may be converted, by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations, and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number of shares of Common Stock or the number of shares of Common Stock to which any other class of stock of the Corporation may be converted, as to which Options may be granted under the Stock Option Plan and to any Eligible Employee shall be appropriately adjusted by the Committee, whose determination shall be conclusive. No adjustment shall be made in any minimum number of shares of Common Stock which may be purchased at any time.

              (b) In the event of the dissolution, liquidation, merger, or consolidation of the Corporation or a sale of all or substantially all of the assets of the Corporation or the disposition by the Corporation of substantially all of the assets or stock of a subsidiary of which the Holder is then an employee, officer, or director, or a member of an advisory committee to the Board of Directors of such corporation, then, if the Committee shall so determine, each Option under the Stock Option Plan, if such event shall occur with respect to the Corporation, or each Option granted to an employee, officer, director, or member of an advisory committee to the Board of Directors of a subsidiary respecting which such event shall occur, shall terminate simultaneously with the happening of such event, and the Corporation shall pay the Holder in lieu thereof an amount equal to (i) the difference between the fair market value of one share of Common Stock on the date of such change, less the Option price per share of Common Stock, multiplied by (ii) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable.

12.  Effectiveness of the Stock Option Plan.

              The Stock Option Plan shall become effective on the date that it is adopted by the Board of Directors, and such adoption shall be duly ratified in accordance with applicable law by a majority of the stockholders entitled to vote thereon within the twelve consecutive month period commencing with the date upon which the Stock Option Plan is adopted by the Board of Directors. At any time commencing on the date of the adoption of this Stock Option Plan by the Board of Directors, the Committee may, in its discretion, grant Options under the Stock Option Plan, the exercise of which shall be expressly subject to the condition that at the time of exercise a Registration Statement under the Securities Act of 1933 (the "Act") with respect to such shares shall be effective, or other provision satisfactory to the Committee shall have been made so that shares may be issued without violation of the Act or applicable state or foreign securities laws. If the shares of the Common Stock issuable upon exercise of an Option are not registered under the Act, and if the Committee shall deem it advisable, the Holder may be required to represent and agree in writing (i) that such Holder will be acquiring such shares for his own account and not with a view to the distribution thereof, (ii) that any shares of Common Stock acquired pursuant to the Stock Option Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and in accordance with applicable state or foreign securities laws, and (iii) that the Holder accepts such restrictions on transfer of such shares (including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer of such shares), as the Corporation may reasonably impose under the Act or applicable state or foreign securities laws.

13. Termination and Amendment of the Stock Option Plan.

              The Board of Directors of the Corporation may, at any time prior to the termination of the Stock Option Plan, suspend, terminate, modify or amend the Stock Option Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares for which Options may be granted to any Eligible Employee during any period, any reduction in the purchase price of the Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, any change in the formula for determining the amount payable upon exercise of the Option, or any material modification in the requirements as to eligibility for participation in the Stock Option Plan, shall be subject to the approval of stockholders in the manner provided in Paragraph 12, except that any such increase, reduction, or change that may result from adjustments authorized by Paragraph 11 or adjustments based on revisions to the Code (to the extent permitted by such authorities) shall not require such approval. No suspension, termination, modification, or amendment of the Stock Option Plan may, without the express written consent of the Holder of an Option, adversely affect the rights of such Holder under such Option.

14. Financing for Investment in Stock of the Corporation.

              Upon exercise by a Holder of an Option other than an ISO, the Board of Directors may cause the Corporation or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Corporation or any subsidiary, to any Eligible Employee who shall have been employed or so served for a period of at least six months at the end of the fiscal year last ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for any Eligible Employee who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by such Eligible Employee pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Corporation. The maximum amount of liability incurred by the Corporation and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate determined by the Committee provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Corporation, and that such financing as may be granted shall be consistent with the Amended Certificate of Incorporation and bylaws of the Corporation or such subsidiary, and applicable laws.

              If any such financing is authorized by the Board of Directors, such financing shall be administered by the Committee.

15.  Withholding.

              In the discretion of the Committee, the Corporation's obligation to deliver the Common Stock upon the exercise of an Option shall be subject to the Holder's satisfaction of all applicable federal, state, and local income & employment tax obligations.

16.  Severability.

              In the event that any one or more provisions of the Stock Option Plan or any Agreement, or any action taken pursuant to the Stock Option Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Option Plan or of any Agreement but in such particular jurisdiction and instance the Stock Option Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

17.  Applicable Law.

              The Stock Option Plan shall be governed by, and interpreted, construed and applied in accordance with, the laws of the State of New Jersey.

18.  Miscellaneous.

              1. The terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 425(e) and (f) of the Code, respectively.

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

              2. The term "Holder" shall refer to an Eligible Employee who is an officer, director, or member of an advisory committee to the Board of Directors, as the case may be, of the Corporation, a parent corporation, or a subsidiary corporation thereof who is granted an Option under the Stock Option Plan and any person who is entitled to exercise such Holder's Option pursuant to paragraphs 9 or 10.


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